Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.696785
                                                        -----------------------
       Weighted average maturity                                        349.16
                                                        -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
            Principal Per      Prepayments Per   Interest Per
     Class   Certificate         Certificate      Certificate     Payout Rate
     -----   -----------         -----------      -----------     -----------
       R    $   0.00000000     $     0.00000000  $  0.00000000   % 0.00000000
       PO   $   0.97981620     $     0.09901228  $  0.00000000   % 0.00000000
       A1   $  24.69898541     $    23.71433146  $  4.68858356   % 6.99999994
       A2   $   0.00000000     $     0.00000000  $  5.83333243   % 6.99999892
       A3   $  18.92304099     $    18.16865150  $  4.95628747   % 7.00000016
       A4   $   0.00000000     $     0.00000000  $  5.83333333   % 7.00000000
       A5   $   0.00000000     $     0.00000000  $  5.83333321   % 6.99999985
       A6   $  25.38904184     $    24.37687753  $  4.65482016   % 7.00000009
       A7   $   0.00000000     $     0.00000000  $  5.83333367   % 7.00000041
       A8   $  20.40806041     $    19.59446959  $  5.06052506   % 7.24999386
       A9   $  20.40805800     $    19.59446600  $  4.85112800   % 6.94999982
       A10  $   0.00000000     $     0.00000000  $  5.83333333   % 7.00000000
       A11  $   0.76921402     $     0.73854858  $  5.80321987   % 7.00000027
       A12  $  20.62005422     $    19.79801136  $  4.87762198   % 6.99999999
       M    $   0.76921410     $     0.00000000  $  5.80321967   % 6.99999998
       B1   $   0.76921473     $     0.00000000  $  5.80321872   % 6.99999883
       B2   $   0.76921473     $     0.00000000  $  5.80322094   % 7.00000153
       B3   $   0.76921473     $     0.00000000  $  5.80322094   % 7.00000153
       B4   $   0.76921598     $     0.00000000  $  5.80322485   % 7.00000611
       B5   $   0.76921185     $     0.00000000  $  5.80321710   % 6.99999687

       2.      Unanticipated Recoveries:                   $               0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          85,664.77
                                                                 ---------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     385,839,315.84
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,309
                                                                 ---------------
       3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate Single Certificate
Class          Balance          Principal Balance      Balance           Cusip
-----          -------          -----------------      -------           -----
R     $                   0.00  $            0.00 $             0.00   36157RDE2
PO    $             289,112.40  $      288,827.20 $           992.28   GEC9802PO
A1    $          16,712,866.43  $   16,199,289.87 $           779.06   36157RCS2
A2    $           3,700,000.00  $    3,700,000.00 $         1,000.00   36157RCT0
A3    $          21,533,795.50  $   21,054,203.62 $           830.73   36157RCU7
A4    $          24,561,000.00  $   24,561,000.00 $         1,000.00   36157RCV5
A5    $          34,060,499.00  $   34,060,499.00 $         1,000.00   36157RCW3
A6    $          51,311,107.91  $   49,678,538.73 $           772.58   36157RCX1
A7    $           9,800,000.00  $    9,800,000.00 $         1,000.00   36157RCY9
A8    $             837,604.02  $      817,195.98 $           817.20   36157RCZ6
A9    $           4,188,024.28  $    4,085,983.99 $           817.20   36157RDA0
A10   $           3,300,000.00  $    3,300,000.00 $         1,000.00   36157RDB8
A11   $          21,925,372.31  $   21,908,419.49 $           994.07   36157RDC6
A12   $         181,823,811.67  $  177,339,980.87 $           815.54   36157RDD4
SUP   $         379,936,923.66  $  372,686,009.10 $           851.77   GEC98002S
M     $           7,848,274.31  $    7,842,205.98 $           994.07   36157RDF9
B1    $           4,484,728.18  $    4,481,260.56 $           994.07   36157RDG7
B2    $           2,242,364.08  $    2,240,630.28 $           994.07   36157RDH5
B3    $           2,242,364.08  $    2,240,630.28 $           994.07   36157RDJ1
B4    $             672,510.27  $      671,990.28 $           994.07   36157RDK8
B5    $           1,569,871.56  $    1,568,657.73 $           994.07   36157RDL6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             6        Principal Balance      $   1,703,850.37
                               ---                                 -------------
       2.   60-89 days
            Number             0   Principal Balance           $           0.00
                               ---                                 -------------
       3.   90 days or more
            Number             0   Principal Balance           $           0.00
                               ---                                 -------------
       4.   In Foreclosure
            Number             0   Principal Balance           $           0.00
                               ---                                 -------------
       5.   Real Estate Owned
            Number             0   Principal Balance           $           0.00
                               ---                                 -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $   4,508,007.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $     173,734.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $   4,508,007.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------